                                                                      EXHIBIT 13

                                     TABLE 1
                           AVERAGE ANNUAL TOTAL RETURN


                                                                                                                      From Date
                                                                                                                      Portfolio
                                                                   One Year        Five Years         Ten Years      Established
                Fund                              Date              Ended            Ended              Ended          Through
             Portfolio                         Established         12/31/00         12/31/00           12/31/00        12/31/00
             ---------                         -----------        ----------       ----------         ----------      ----------
THE PRUDENTIAL SERIES FUND
Diversified Bond Portfolio                           06/83          3.30%           4.09%              3.51%             7.34%
Diversified Conservative Growth Portfolio            05/99         -2.52%            N/A                N/A              1.60%
High Yield Bond Portfolio                            02/87        -14.06%           1.93%              3.31%             5.19%
Stock Index Portfolio                                10/87        -15.17%          16.28%             11.84%            14.91%
Value Portfolio                                      02/88          9.09%          14.37%              9.44%            13.13%
Equity Portfolio                                     06/83         -3.26%          11.64%              9.87%            12.71%
Global Portfolio                                     09/88        -23.61%          12.64%             10.92%             9.71%
Prudential Jennison Portfolio                        05/95        -23.39%          17.69%               N/A             19.79%
Small Capitalization Stock Portfolio                 05/95          6.38%          11.86%               N/A             13.82%
20/20 Focus Portfolio                                05/99        -11.54%            N/A                N/A              2.97%

AIM VARIABLE INSURANCE FUNDS INC.
AIM V.I. Growth and Income Fund                      05/94        -20.61%          15.41%               N/A             15.89%
AIM V.I. Value Fund                                  06/93        -20.70%          14.12%               N/A             15.37%

ALLIANCE CAPITAL SERIES
Alliance Premier Growth Portfolio-Class B            07/99        -26.94%            N/A                N/A            -12.16%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
American Century VP Value                            05/96         11.63%            N/A                N/A              7.90%

CREDIT SUISSE WARBURG PINCUS TRUST
Post-Venture Capital Portfolio                       09/96        -23.77%            N/A                N/A             10.30%

DAVIS VARIABLE ACCOUNT FUND, INC.
Davis Value Portfolio                                07/99          1.84%            N/A                N/A              2.45%

JANUS ASPEN SERIES
Growth Portfolio                                     09/93        -20.65%          17.60%               N/A             16.29%
International Growth Portfolio                       05/94        -21.97%          21.62%               N/A             18.51%

MFS VARIABLE INSURANCE TRUST
Emerging Growth Series                               07/95        -25.59%          20.33%               N/A             21.92%
Research Series                                      07/95        -11.03%          14.71%               N/A             15.38%

OCC ACCUMULATION TRUST
Managed Portfolio                                    08/88          3.34%          11.42%              8.89%            15.42%
Small Cap Portfolio                                  08/88         37.31%          11.60%              7.92%            12.20%

T. ROWE PRICE EQUITY SERIES, INC.
Equity Income Portfolio                              03/94          6.61%          12.62%               N/A             14.85%

T. ROWE PRICE INTERNATIONAL SERIES, INC.
International Stock Portfolio                        03/94        -23.85%           6.77%               N/A              6.44%

TEMPLETON VARIABLE PRODUCTS SERIES FUND
Franklin Small Cap Investments Fund - Class 2        05/98          6.11%            N/A                N/A             22.19%

                                     TABLE 2
                           AVERAGE ANNUAL TOTAL RETURN
                             ASSUMING NO WITHDRAWAL

                                                                                                                      From Date
                                                                                                                      Portfolio
                                                                       One Year        Five Years     Ten Years      Established
                   Fund                                  Date           Ended            Ended          Ended          Through
                Portfolio                             Established      12/31/00         12/31/00       12/31/00        12/31/00
                ---------                             -----------     ----------       ----------     ----------      ----------
THE PRUDENTIAL SERIES FUND
Diversified Bond Portfolio                             06/83           8.10%            4.22%          3.57%            7.35%
Diversified Conservative Growth Portfolio              05/99           2.28%             N/A            N/A             4.42%
High Yield Bond Portfolio                              02/87          -9.26%            2.08%          3.37%            5.22%
Stock Index Portfolio                                  10/87         -10.37%           16.37%         11.87%           14.92%
Value Portfolio                                        02/88          13.89%           14.46%          9.48%           13.14%
Equity Portfolio                                       06/83           1.54%           11.74%          9.91%           12.72%
Money Market                                           06/83           4.60%            3.91%          2.96%            4.77%
Prudential Jennison Portfolio                          05/95         -18.59%           17.77%           N/A            19.85%
Global Portfolio                                       09/88         -18.81%           12.74%         10.96%            9.73%
Small Capitalization Stock Portfolio                   05/95          11.18%           11.96%           N/A            13.89%
20/20 Focus Portfolio                                  05/99          -6.74%             N/A            N/A             5.77%

AIM VARIABLE INSURANCE FUNDS INC.
AIM V.I. Growth and Income Fund                        05/94         -15.81%           15.50%           N/A            15.98%
AIM V.I. Value Fund                                    06/93         -15.90%           14.21%           N/A            15.44%

ALLIANCE CAPITAL SERIES
Alliance Premier Growth Portfolio - Class B            07/99         -22.14%             N/A            N/A            -8.72%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
American Century VP Value                              05/96          16.43%             N/A            N/A             8.46%

CREDIT SUISSE WARBURG PINCUS TRUST
Post-Venture Capital Portfolio                         09/96         -18.97%             N/A            N/A            10.56%

DAVIS VARIABLE ACCOUNT FUND, INC.
Davis Value Portfolio                                  07/99           6.64%             N/A            N/A             5.58%

FRANKLIN TEMPLETON VARIABLE PRODUCTS SERIES FUND
Franklin Small Cap Fund - Class 2                      05/98          10.91%             N/A            N/A            23.12%

JANUS ASPEN SERIES
Growth Portfolio                                       09/93         -15.85%           17.69%           N/A            16.37%
International Growth Portfolio                         05/94         -17.17%           21.70%           N/A            18.60%

MFS VARIABLE INSURANCE TRUST
Emerging Growth Series                                 07/95         -20.79%           20.41%           N/A            22.04%
Research Series                                        07/95          -6.23%           14.80%           N/A            15.53%

OCC ACCUMULATION TRUST
Managed Portfolio                                      08/88           8.14%           11.52%          8.92%           15.44%
Small Cap Portfolio                                    08/88          42.11%           11.71%          7.96%           12.23%

T. ROWE PRICE EQUITY SERIES, INC.
Equity Income Portfolio                                03/94          11.41%           12.72%           N/A            14.95%

T. ROWE PRICE INTERNATIONAL SERIES, INC.
International Stock Portfolio                          03/94         -19.05%            6.89%           N/A             6.60%

TEMPLETON VARIABLE PRODUCTS SERIES FUND
Franklin Small Cap Investments Fund - Class 2          05/98          10.91%             N/A            N/A            74.23%

                                     TABLE 3
                 CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL


                                                                                                                 From Date
                                                                                                                 Portfolio
                                                                   One Year      Five Years       Ten Years     Established
                  Fund                                Date          Ended          Ended            Ended         Through
               Portfolio                           Established     12/31/00       12/31/00         12/31/00       12/31/00
               ---------                           -----------    ----------     ----------       ----------     ----------
THE PRUDENTIAL SERIES FUND
Diversified Bond Portfolio                              06/83        8.10%        22.96%           42.04%         247.72%
Diversified Conservative Growth Portfolio               05/99        2.28%        N/A              N/A              7.48%
High Yield Bond Portfolio                               02/87        9.26%         10.83%           39.34%        102.30%
Stock Index Portfolio                                   10/87      -10.37%        113.40%          207.00%        526.95%
Value Portfolio                                         02/88       13.89%         96.44%          147.28%        389.50%
Equity Portfolio                                        06/83        1.54%         74.19%          157.23%        719.90%
Prudential Jennison Portfolio                           05/95      -18.59%        126.59%          N/A            179.24%
Global Portfolio                                        09/88      -18.81%         82.09%          182.83%        212.75%
Small Capitalization Stock Portfolio                    05/95       11.18%         75.95%          N/A            109.09%
20/20 Focus Portfolio                                   05/99       -6.74%        N/A              N/A              9.81%

AIM VARIABLE INSURANCE FUNDS INC.
AIM V.I. Growth and Income Fund                         05/94      -15.81%        105.52%          N/A            168.74%
AIM V.I. Value Fund                                     06/93      -15.90%         94.35%          N/A            197.19%

ALLIANCE CAPITAL SERIES
Alliance Premier Growth Portfolio - Class B             07/99      -22.14%        N/A              N/A            -12.53%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
American Century VP Value                               05/96       16.43%        N/A              N/A             46.09%

CREDIT SUISSE WARBURG PINCUS TRUST
Post-Venture Capital Portfolio                          09/96      -18.97%        N/A              N/A             53.21%

DAVIS VARIABLE ACCOUNT FUND, INC.
Davis Value Portfolio                                   07/99        6.64%        N/A              N/A              8.50%

JANUS ASPEN SERIES
Growth Portfolio                                        09/93      -15.85%        125.75%          N/A            202.45%
International Growth Portfolio                          05/94      -17.17%        166.91%          N/A            211.81%

MFS VARIABLE INSURANCE TRUST
Emerging Growth Series                                  07/95      -20.79%        153.09%          N/A            195.47%
Research Series                                         07/95       -6.23%        125.75%          N/A            119.28%

OCC ACCUMULATION TRUST
Managed Portfolio                                       08/88        8.14%         72.49%          135.06%        494.77%
Small Cap Portfolio                                     08/88       42.11%         73.94%          115.10%        319.16%

T. ROWE PRICE EQUITY SERIES, INC.
Equity Income Portfolio                                 03/94       11.41%         81.96%          N/A            156.21%

T. ROWE PRICE INTERNATIONAL SERIES, INC.
International Stock Portfolio                           03/94      -19.05%         39.53%          N/A             53.94%

TEMPLETON VARIABLE PRODUCTS SERIES FUND
Franklin Small Cap Investments Fund - Class 2           05/98       10.91%         N/A             N/A             74.23%